UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ------------

                         June 21, 2004 (June 21, 2004)
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               Date of Report (Date of earliest event reported)

                     Revlon Consumer Products Corporation
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            (Exact Name of Registrant as Specified in its Charter)

      Delaware                    33-59650                    13-366295
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  (State or Other          (Commission File No.)           (I.R.S. Employer
  Jurisdiction of                                           Identification
  Incorporation)                                                 No.)

         237 Park Avenue
         New York, New York                                    10017
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     (Address of Principal                                  (Zip Code)
      Executive Offices)

                                (212) 527-4000
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             (Registrant's telephone number, including area code)

                                     None
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

         On June 21, 2004, Revlon, Inc. ("Revlon") issued a press release announcing that Revlon Consumer Products Corporation ("RCPC"), a wholly owned subsidiary of Revlon, has signed a commitment letter (the "Commitment Letter") with Citicorp USA, Inc. and Citigroup Global Markets Inc. (together "Citigroup") pursuant to which RCPC expects to enter into new credit facilities with Citigroup and a syndicate of lenders to replace its existing credit facility. The new credit facilities are expected to be executed mid- to late July 2004.

         In connection with RCPC's entry into the Commitment Letter, Revlon also announced that RCPC intends to shortly commence a cash tender offer and consent solicitation (the "Tender Offer") to purchase any and all of RCPC's outstanding $363,000,000 aggregate principal amount of 12% Senior Secured Notes due 2005 (the "12% Notes"). As part of the Tender Offer, RCPC also intends to solicit consents from the holders of the 12% Notes for certain proposed amendments which would eliminate substantially all of the restrictive covenants contained in the indenture governing the 12% Notes and release the guarantees of RCPC's obligations, and the collateral securing the obligations of RCPC and the guarantors, under such indenture.

         Consummation of the Tender Offer will be subject to various conditions, including but not limited to, RCPC's entering into the new credit facilities and RCPC's obtaining the required consents in the consent solicitation. Consummation of the new credit facilities and related terms is also subject to negotiation and execution of definitive documents and various customary conditions. There can be no assurance that any aspect of the refinancing will be consummated. The Tender Offer will be made only upon the terms contained in any tender offer materials provided to holders of the 12% Notes.

         Revlon also announced that it has revised its outlook for growth for 2004.

         The above transactions and related matters are further described in the press release dated June 21, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

        In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REVLON CONSUMER PRODUCTS CORPORATION


                                            By: /s/ Robert K. Kretzman
                                               --------------------------------
                                            Robert K. Kretzman
                                            Executive Vice President, General
                                            Counsel and Chief Legal Officer


Date: June 21, 2004

                                 EXHIBIT INDEX

    Exhibit No.            Description
    -----------            -----------

      99.1 Press Release, dated June 21, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on June 21, 2004).